UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  May 3, 2012

W. R. GRACE & CO.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13953	65-0773649
(Commission File Number)	(IRS Employer Identification No.)

7500 Grace Drive
Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)

(410) 531-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

W. R. GRACE & CO.

FORM 8-K

CURRENT REPORT

Item 5.02.                                    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2012, Thomas A. Vanderslice notified the Board of Directors of W. R. Grace & Co. that he would resign as a member of the Board and its Lead Independent Director, effective following the Board’s next regularly scheduled meeting on June 28, 2012.  The independent members of the Board elected Christopher J. Steffen, a current director, to succeed Mr. Vanderslice as Lead Independent Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By	/s/ Mark A. Shelnitz
Mark A. Shelnitz
Secretary

Dated: May 7, 2012